Exhibit 32.1

                             Multiband Corporation.
                Certification Pursuant to 18 U.S.C. Section 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with this Annual Report Form 10-K, Multiband Corporation (the "Company") for the period ended December 31, 2004, I, James L. Mandel, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 20, 2005                     By: /s/ James L. Mandel
                                            ------------------------------------
                                            Chief Executive Officer